UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

Gold Lakes Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

573 Monroe Blvd. Painesville, Ohio 42077

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (216) 408-9423

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed on August 24, 2015 and is being filed in order to provide certain exhibits which were previously omitted from the original filing and certain other updates.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2015, Gold Lakes Corp. (the “Company”) entered into an Equity Participation and Earn-In Agreement (the “Agreement”) with Flex Mining Ltd., a Delaware Corporation (“Flex”). Pursuant to the Agreement, the Company has the right to acquire 100% of Flex by incurring expenditures of $1 million over the next three years. In addition, the Company issued 23,500,000 shares of restricted common stock to Flex at a deemed value of $0.05 per share.

The foregoing description of the Agreement is qualified in its entirety by the provisions of the Agreement and additional terms and conditions can be found in the copy of the Agreement filed as Exhibit 10.1 hereto.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

The issuance of the shares of restricted common stock was exempt from registration in reliance upon Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) as the investors are “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act in offshore transactions (as defined in Rule 902 under Regulation S of the Securities Act).

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2015, the Company received approval from FINRA for its previously announced name change to Golden Lakes Corp. as well as its 200 for 1 reverse split. The two corporate changes became effective as of August 24, 2015.

The Company’s ticker symbol has been changed to SGAED for 20 business days after the effective date of the name change and reverse split. After 20 business days the Company’s ticker symbol will be changed to GLLK.

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the name change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

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SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amendment to Articles of Incorporation

10.1	Equity Participation and Earn-In Agreement between Flex Mining Ltd. and Gold Lakes Corp., dated as of August 28, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD LAKES CORP.

Date: October 21, 2015	By:	/s/ Christopher P. Vallos
	Name:	Christopher P. Vallos
	Title	Director

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